Exhibit 99.1

NASDAQ - GS: SFNC Investor Presentation

Forward - Looking Statements and Non - GAAP Financial Measures 2 Certain statements contained in this presentation may not be based on historical facts and are "forward - looking statements" within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements may be identified by reference to a future period(s) or by the use of forward - looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms . These forward - looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non - interest revenue, market conditions related to the Company's common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition . Readers are cautioned not to place undue reliance on the forward - looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward - looking statements, due to a variety of factors . These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, the ability of the Company to successfully implement its acquisition strategy, changes in interest rates and capital markets, inflation, customer acceptance of the Company's products and services, and other risk factors . Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission . Any forward - looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date of this Report . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . Non - GAAP Financial Measures This document contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP) . The Company's management uses these non - GAAP financial measures in their analysis of the company's performance . These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax - exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions . Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company's core businesses . These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies .

(1) Based on October 26, 2018 closing stock price of $25.48. (2) As of September 30, 2018. Company Profile 3 SOUTHEAST DIVISION SOUTHWEST DIVISION NORTH TEXAS DIVISION Arkansas SW Missouri (Springfield) Tennessee South Texas St. Louis Kansas City Colorado Kansas Oklahoma Dallas / Fort Worth Metroplex Loans (2) $3.0 billion Deposits (2) $1.4 billion Loans (2) $5.1 billion Deposits (2) $7.0 billion Loans (2) $2.6 billion Deposits (2) $2.0 billion BRANCHES BY STATE Tennessee Oklahoma Texas Arkansas Colorado Missouri Kansas 77 41 3 6 27 17 20 Total 191 TICKER: SFNC Founded Footprint (2) Total Assets (2) Market Cap (1) 1903 $2.4 billion $16.3 billion 7 States

Q3 2018 (1) Includes Southwest Bank trust assets. Non - Banking Business Units 4 ▪ $182.6 million nationwide credit card portfolio ▪ Loan yield (including fees): 14.1% ▪ History of excellent credit quality (1.58% net charge - off ratio) TRUST (1) ▪ $5.4 billion in trust assets ($3.1 billion AUM) ▪ Profit Margin: ~24.9% ▪ Growing investment management business ROYALTY TRUST ▪ Revenue: $1.6 million ▪ NIBT Margin: 26.1% INVESTMENTS ▪ Retail Group: $1.4 billion AUM – $224 million in fee - based / advisory assets INSURANCE (EMPLOYEE BENEFITS & LIFE) ▪ Revenue: $3.0 million ▪ Profit Margin: 32.5% ▪ Q3 2018 (YTD) Mortgage Originations: $646 million ▪ 78% Purchase vs. 22% Refinance

Financial Highlights

QTD Results *$ in millions, except per share data*	Q3 2017 Earnings	Q3 2018 Earnings	Change $	Change %	Q3 2017 Diluted EPS	Q3 2018 Diluted EPS	Change $	Change %
GAAP Results	$ 28.85	$ 55.19	$ 26.34	91.3%	$ 0.44	$ 0.59	$ 0.15	34.1%
Non-Core Items	(1.11)	1.31	2.42	NM	(0.01)	0.02	0.03	NM
Non-GAAP Core Results	$ 27.75	$ 56.50	$ 28.76	103.6%	$ 0.43	$ 0.61	$ 0.18	41.9%
ROA	1.25%	1.37%						
Core ROA	1.20%	1.40%						
ROTCE	14.47%	18.38%						
Core ROTCE	13.93%	18.80%						
Efficiency Ratio[1]	55.06%	53.47%						
NIM	3.91%	3.98%						
Core NIM	3.77%	3.71%						

YTD Results *$ in millions, except per share data*	2017 Earnings	2018 Earnings	Change $	Change %	2017 Diluted EPS	2018 Diluted EPS	Change $	Change %
GAAP Results	$ 74.04	$ 160.07	$ 86.03	116.2%	$ 1.16	$ 1.72	$ 0.56	48.3%
Non-Core Items	2.99	3.72	0.72	24.1%	0.04	0.04	-	0.0%
Non-GAAP Core Results	$ 77.03	$ 163.78	$ 86.75	112.6%	$ 1.20	$ 1.76	$ 0.56	46.7%
ROA	1.12%	1.37%						
Core ROA	1.17%	1.41%						
ROTCE	12.97%	18.61%						
Core ROTCE	13.48%	19.03%						
Efficiency Ratio[1]	57.25%	53.14%						
NIM	3.99%	4.04%						
Core NIM	3.79%	3.74%						

Note: Per share information has been adjusted to reflect the effects of the Company's two-for-one stock split, which occurred on February 8, 2018.

Note: Core excludes non-core income and expense items (e.g., gain on sale of insurance lines of business, merger related costs and branch rightsizing costs). Core NIM excludes purchase accounting interest accretion. Core results are non-GAAP measurements. See Appendix for non-GAAP reconciliations.

(1) Efficiency ratio is non-interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items. See Appendix for non-GAAP reconciliations.

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(1) Core excludes non - core income and expense items (e.g., gain on sale of insurance lines of business, merger related costs and bra nch rightsizing costs). Core results are non - GAAP measurements. See Appendix for non - GAAP reconciliations. Financial Highlights – Q3 2018 6 NON - RECURRING ITEMS SELECTED HIGHLIGHTS (1) ▪ Merger - related and branch right - sizing costs: $1.8 million pre - tax ▪ Loan balances increased $492 million from Q2 2018 ▪ Deposits increased $135 million from Q2 2018 ▪ Total assets were $16.3 billion ▪ ROAA of 1.37% and Core ROAA of 1.40% ▪ ROACE of 10.06% and Core ROACE of 10.30% ▪ ROTCE of 18.38% and Core ROTCE of 18.80% ▪ NIM of 3.98% and Core NIM of 3.71% ▪ Diluted EPS of $0.59 and Core Diluted EPS of $0.61 ▪ Equity to asset ratio of 13.41% and tangible common equity to tangible asset ratio of 8.11% ▪ Book value per share was $23.66 and tangible book value per share was $13.48 2 - FOR - 1 STOCK SPLIT ▪ Board approved a two - for - one stock split in the form of a 100% stock dividend ▪ Record date of January 30, 2018 and payable date occurred on February 8, 2018 ▪ All per share information has been restated for the stock split

(1) Efficiency ratio is non - interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non - interest revenues, excluding gains and losses from securities transactions and non - core items. See Appendix for non - GAAP re conciliations. Note: Core excludes non - core income and expense items (e.g., merger related costs and branch rightsizing costs). Core results are no n - GAAP measurements. See Appendix for non - GAAP reconciliations. Performance Trends 7 TOTAL ASSETS ($ IN BILLIONS) EFFICIENCY RATIO (1) NON - INTEREST INCOME / REVENUE TOTAL LOANS & DEPOSITS ($ IN BILLIONS) $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2014 2015 2016 2017 FY18 Q3 Loans Deposits Deposits 12.1$ Loans 11.9$ $4.6 $7.6 $8.4 $15.1 $16.3 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2014 2015 2016 2017 FY18 Q3 67.2% 59.0% 56.3% 55.3% 53.5% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2014 2015 2016 2017 FY18 Q3 (YTD) 26.66% 25.36% 33.30% 28.11% 20.86% 23.79% 26.49% 33.16% 27.52% 20.86% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2014 2015 2016 2017 FY18 Q3 (YTD) GAAP Core

(1) Per share information has been adjusted to reflect the effects of the Company’s two - for - one stock split, which occurred on Febr uary 8, 2018. Note: Core excludes non - core income and expense items (e.g. merger related costs and branch rightsizing costs). Core results are non - GAAP measurements. See Appendix for non - GAAP reconciliations. Performance Trends 8 ROA DILUTED EPS (1) NET INCOME ($ IN MILLIONS) ROTCE 0.80% 1.03% 1.25% 0.92% 1.37% 0.86% 1.25% 1.31% 1.18% 1.41% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2014 2015 2016 2017 FY18 Q3 (YTD) GAAP Core 10.99% 12.53% 13.92% 11.26% 18.61% 11.89% 15.05% 14.56% 14.28% 19.03% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 2014 2015 2016 2017 FY18 Q3 (YTD) GAAP Core $35.7 $74.1 $96.8 $92.9 $160.1 $38.7 $89.6 $101.4 $119.0 $163.8 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2014 2015 2016 2017 FY18 Q3 (YTD) GAAP Core $1.05 $1.31 $1.56 $1.33 $1.94 $1.14 $1.59 $1.64 $1.70 $2.25 $- $0.50 $1.00 $1.50 $2.00 $2.50 2014 2015 2016 2017 FY18 Q3 (LTM) GAAP Core

Regulatory Capital Ratios 9 TIER 1 LEVERAGE RATIO TOTAL RISK - BASED CAPITAL RATIO TIER 1 RISK - BASED CAPITAL RATIO CET1 CAPITAL RATIO 14.5% 16.7% 15.1% 11.4% 13.1% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 2014 2015 2016 2017 FY18 Q3 8.8% 11.2% 11.0% 9.2% 8.7%     4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 2014 2015 2016 2017 FY18 Q3 13.4% 16.0% 14.5% 9.8% 9.8% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% 2014 2015 2016 2017 FY18 Q3 12.8% 14.2% 13.5% 9.8% 9.8% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2014 2015 2016 2017 FY18 Q3 Well Cap. 5.0% Well Cap. 6.5% Well Cap. 8.0% Well Cap. 10.0%

(1) As of September 30, 2018. (2) Includes credit card, indirect, and equipment finance (nationwide). Loan Portfolio (1) 10 TOTAL LOAN PORTFOLIO $11.9 billion Agriculture 1.9% Credit Card 1.5% Consumer 2.4% Construction 14.3% Single Family Residential 16.9% Commercial Real Estate 43.2% Commercial 18.6% Other 1.2% Total % of $ in billions Loans Total Southeast Division 5.1$ 42.9% Southwest Division 2.6 21.8% North Texas Division 3.0 25.2% Other⁽²⁾ 1.2 10.1% % of Re-Pricing Total Variable, Adj. or Fixed < 1 Yr. Maturity 52% Fixed Rate 48% % of CRE-Loans Total Owner Occupied 25% Non-Owner Occupied 75% % of Loan Concentration Total Capital C&D 97% CRE 297%

Loan Growth 11 Linked Quarter Growth On a linked - quarter basis (September 30, 2018 compared to June 30, 2018), total loans increased $492 million, or 4.33%. The increase was due to: ▪ $285 million increase in real estate loans ▪ $171 million increase in commercial loans ▪ $31 million increase in seasonal agricultural loans ▪ $31 million increase in other loans ▪ $26 million decrease in liquidating portfolios (indirect lending and consumer finance) Quarter-over-Quarter Growth Linked Quarter Growth Q3 Q3 Change Change Q2 Q3 Change Change $ in millions 2017 2018 $ % 2018 2018 $ % Legacy Loans, including acquired migrated 5,211$ 8,123$ 2,912$ 55.88% 7,133$ 8,123$ 990$ 13.88% Acquired Loans, net of discounts 1,092 3,735 2,643 242.03% 4,232 3,735 (497) (11.75%) Total Loans, net of discounts 6,303$ 11,858$ 5,555$ 88.13% 11,366$ 11,858$ 492$ 4.33%

(1) Source: S&P Global Market Intelligence, all US Banks. September 30, 2018 unavailable. (2) Excluding credit card net charge - offs. Credit Quality: Legacy Loan Portfolio (Excluding Acquired Loans) 12 "Great Recession" 2018 Non-Performing Loans 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 SFNC 0.81% 1.35% 1.98% 1.74% 1.42% 1.07% 0.74% 0.68% 1.16% 0.93% 0.61% All US Banks⁽¹⁾ 2.38% 4.77% 4.68% 4.13% 3.56% 2.89% 2.28% 1.82% 1.64% 0.97% NA 2018 Non-Performing Assets 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 SFNC 0.64% 1.12% 1.71% 1.52% 1.61% 1.91% 1.30% 0.89% 0.93% 0.57% 0.44% All US Banks⁽¹⁾ 1.34% 2.38% 2.37% 2.04% 1.73% 1.40% 1.10% 0.92% 0.83% 0.71% NA 2018 Net Charge-Offs 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 SFNC 0.43% 0.59% 0.71% 0.49% 0.40% 0.27% 0.30% 0.24% 0.40% 0.35% 0.36% SFNC⁽²⁾ 0.30% 0.38% 0.52% 0.30% 0.26% 0.15% 0.20% 0.16% 0.35% 0.31% 0.33% All US Banks⁽¹⁾ 1.70% 2.91% 2.95% 1.81% 1.26% 0.77% 0.54% 0.47% 0.48% 0.47% NA

1991 Recession 4.55% 2002 Recession 6.41% 2009 "Great Recession" 9.42% 1.42% 2.10% * 2.61% * 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% Net Charge - off % History of Strong Asset Quality (Net Charge - offs) * Federal bankruptcy reform impacted charge - offs in 2005 Source: Federal Reserve Board Note: Industry data as of June 30, 2018. Data as of September 30, 2018 not yet published by the Federal Reserve Board. Credit Quality: Credit Card Portfolio 13 SFNC 1.47% Industry 3.77%

Credit Quality: Loan & Credit Coverage 14 Upon acquisition of a portfolio, all loans are considered acquired and have a credit mark (loan discount) in place to cover potential exposure . When an acquired, non - impaired loan is renewed or otherwise is re - underwritten for a formal modification or change in terms, the loan is then considered as a legacy credit (migrated loan) and is expected to conform to current policy guidelines . Acquired, impaired loans remain in the acquired pools for the life of the loan regardless of renewal or modification status . Migrated loans that convert to the legacy portfolio are considered to be of acceptable risk to the bank and are subject to ALLL methodology . As with newly originated loans, acceptable credit risk loans require a lower ALLL allocation than those with a higher level of risk . Therefore, our ALLL to total loans ratio has declined, as the quality of loans subject to our ALLL methodology has improved . When acquired loan credit mark is included, our total coverage ratio remains 0 . 93% . Acquired Loan Migration Actual $ in millions Sep 30, '18 Coverage Legacy Loan Portfolio 8,123$ Allowance for Loan Loss (55.4) 0.68% Loans acquired 3,790$ Loan discount / acquired ALLL (55.3) 1.46% Total Loans, before discounts 11,914$ Total allowance for loan loss and loan discount (110.7) 0.93%

Net Interest Income

	2017			2018		
	Q2	Q3	Q4	Q1	Q2	Q3
Loan Yield[(1)]	4.96%	4.91%	5.39%	5.38%	5.40%	5.54%
Core Loan Yield[(1)(2)]	4.63%	4.72%	4.75%	4.95%	5.04%	5.19%
Security Yield[(1)]	2.81%	2.64%	2.62%	2.67%	2.75%	2.74%
Cost of Interest Bearing Deposits	0.36%	0.43%	0.63%	0.74%	0.84%	1.05%
Cost of Borrowed Funds	1.48%	1.52%	1.78%	1.70%	2.38%	2.48%
Net Interest Margin[(1)]	4.04%	3.91%	4.21%	4.17%	3.99%	3.98%
Core Net Interest Margin[(1)(2)]	3.79%	3.77%	3.70%	3.82%	3.70%	3.71%

Notes

Since December 2017, the Federal Reserve Board increased the Fed Funds target rate by 75 basis points. The Company's deposit beta was 56%, loan beta (including accretion) was 20% and the core loan beta was 59%. During this same period, the cost of borrowed funds increased 70 basis points. The subordinated debt issuance at the end of the first quarter had a 5 basis point impact on the Company's third quarter net interest margin. The timing of existing subordinated debt prepayment had an additional 1 basis point impact.

	Q4 2017	Q3 2018	Change	BETA
Fed Funds Target Rate	1.50%	2.25%	0.75%	
Loan Yield[(1)]	5.39%	5.54%	0.15%	20%
Core Loan Yield[(1)(2)]	4.75%	5.19%	0.44%	59%
Cost of Interest Bearing Deposits	0.63%	1.05%	0.42%	56%

(1) Fully tax equivalent

(2) Core loan yield and core net interest margin exclude accretion and are non-GAAP measurements.

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($ in Millions) Projected Purchase Accounting Accretion & Loan Discount 16 HISTORICAL LOAN DISCOUNT BALANCE & ACCRETION INCOME 2018 ESTIMATED SCHEDULED ACCRETION $112.0 $114.1 $77.2 $55.7 $35.5 $89.3 $17.3 $39.6 $37.5 $46.1 $24.3 $27.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2012 2013 2014 2015 2016 2017 Loan Discount Balance Accretion Income $11.3 $10.1 $10.0 $4.2 Q1A Q2A Q4E Q3A FY18E $35.65

(1) Deal ratios as of closed date. Source: S&P Global Market Intelligence. (2) Metropolitan was acquired from Section 363 Bankruptcy. Acquisitions Since 2013 17 2013 – 2014 Consolidated eight charters to one National to State Charter Conversion (Fed Member Bank) 2015 2016 2017 $ in millions System Total Trust Purchase Price / Estimated Bank Announced Closed Conversion Assets AUM Price⁽¹⁾ Earnings⁽¹⁾ Book Value⁽¹⁾ TBV⁽¹⁾ Cost Savings Metropolitan National Bank⁽²⁾ Sep-13 Nov-13 Mar-14 920$ 370$ 54$ 12.5 x 88% 89% 40% Delta Trust & Bank Mar-14 Aug-14 Oct-14 420 815 67 14.9 x 153% 157% 35% First State Bank May-14 Feb-15 Sep-15 1,915 - 272 12.2 x 167% 170% 20% Liberty Bank May-14 Feb-15 Apr-15 1,065 - 213 12.1 x 191% 198% 25% Trust Company of the Ozarks Apr-15 Oct-15 Jan-16 15 1,000 24 NA NA NA 15% Citizens National Bank May-16 Sep-16 Oct-16 585 200 82 18.0 x 130% 130% 25% Hardeman County Investments Nov-16 May-17 Sep-17 462 - 71 17.4 x 138% 179% 30% Southwest Bancorp, Inc (OKSB) Dec-16 Oct-17 May-18 2,468 - 532 24.7 x 180% 190% 35% First Texas BHC, Inc. Jan-17 Oct-17 Feb-18 2,019 430 461 23.2 x 192% 228% 32%

Complementary Lines of Business & Future Expansion 18 MORTGAGE BANKING WEALTH MANAGEMENT & TRUST TREASURY SERVICES SBA LENDING TEAM INSURANCE CREDIT CARDS EQUIPMENT FINANCE MORTGAGE WAREHOUSE HEALTHCARE ENERGY LENDING

$10 Billion Threshold 19 AUDIT & COMPLIANCE REGULATORY COST To strengthen the Audit and Regulatory Compliance groups, as well as to prepare for the increased regulatory requirements ass oci ated with exceeding $10 billion in assets, the Company has incurred the following costs: DURBIN AMENDMENT The Durbin amendment, passed as part of the Dodd - Frank Act, required the Federal Reserve to limit fees charged to retailers for debit card processing . For financial institutions with total assets of $ 10 billion or more as of December 31 st of a given year, the debit card fees are reduced beginning on July 1 st of the following year . Due to the acquisitions of Southwest Bancorp, Inc . and First Texas BHC, Inc . , SFNC exceeded the $ 10 billion threshold as of December 31 , 2017 . The effective date for the impact of the Durbin Amendment is July 1 , 2018 . SFNC's estimated reduction in debit card fees per year is : ▪ 2015 - $4 million ▪ 2016 - $7 million ▪ 2017 - $10 million ▪ 2018E - $10 million ▪ 2017 - $0 ▪ 2018 - $7 million pre - tax ▪ 2019 - $14 million pre - tax

Subordinated Debt Offering & Kroll Rating 20 SENIOR UNSECURED DEBT SHORT - TERM DEBT SUBORDINATED DEBT SENIOR UNSECURED DEBT SHORT - TERM DEBT SUBORDINATED DEBT SHORT - TERM DEPOSIT DEPOSIT BBB+ BBB K2 SIMMONS FIRST NATIONAL CORPORATION SIMMONS BANK A - A - BBB+ K2 K2 SUBORDINATED DEBT OFFERING ▪ On March 21, 2018, announced pricing of $330 million aggregate principal amount of 5.00% Fixed - to - Floating Rate Subordinated Notes due 2028 ▪ $232.3 million of net proceeds from sale of the Notes to repay outstanding indebtedness and the remainder for general corpora te purposes

$0.14 $0.16 $0.18 $0.20 $0.22 $0.24 $0.27 $0.29 $0.31 $0.34 $0.37 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 $0.60 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Note: Per share information has been adjusted to reflect the effects of the Company’s two - for - one stock split, which occurred on February 8, 2018. Note: See Appendix for non - GAAP reconciliations. (1) Based on October 26, 2018 closing stock price of $25.48. (2) FY18 Q3 EPS of $0.59. (3) FY18 Q3 Core EPS of $0.61, excludes non - core income and expense items and is a non - GAAP measurement. 108 Years of Consistent Dividend History 21 PROJECTED 2018 Current Dividend Yield⁽¹⁾ 2.4% 2018 Dividend Payout Ratio GAAP Earnings⁽²⁾ 25.4% Core Earnings⁽³⁾ 24.6%

Dividend + Stock Appreciation (10/26/17 – 10/26/18) Note: Stock Price $25.48 as of October 26, 2018. Per share information has been adjusted to reflect the effects of the Company’s t wo - for - one stock split, which occurred on February 8, 2018. Source: S&P Global Market Intelligence 1 Year Total Shareholder Return 22 (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% SFNC (11.9%) SNL Mid Cap Bank (9.5%)

Dividend + Stock Appreciation (12/31/07 – 10/36/18) Note: Stock Price $25.48 as of October 26, 2018. Per share information has been adjusted to reflect the effects of the Company’s t wo - for - one stock split, which occurred on February 8, 2018. Source: S&P Global Market Intelligence Long - term Shareholder Return 23 (75.0%) (50.0%) (25.0%) 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 175.0% 200.0% 225.0% SFNC 151.7% SNL Mid Cap Bank 4.8%

Investment Profile

Market Data as of 10/26/18		SFNC
Stock Price	$	25.48
52-Week High	$	33.45
52-Week Low	$	24.58
Common Shares Outstanding (millions)		92.3
Market Capitalization (millions)	$	2,351.6
% Institutional Ownership		66%

Valuation & Per Share Data	
Price / LTM EPS	13.1 x
Price / LTM Core EPS[1]	11.3 x
Price / 2018 Consensus EPS[2]	10.7 x
Price / 2019 Consensus EPS[2]	10.4 x
Price / Book Value	1.1 x
Price / Tangible Book Value[3]	1.9 x

Note: Per share information has been adjusted to reflect the effects of the Company's two for one stock split, which occurred on February 8, 2018.

(1) LTM Core EPS excludes non core income and expense items and is a non GAAP measurement. See Appendix for non GAAP reconciliations.

(2) Based upon the Company's average five analyst consensus EPS of $2.38 for 2018 and $2.45 for 2019, as of October 24, 2018. EPS estimates adjusted for stock split.

(3) Tangible Book Value is a non GAAP measurement. See Appendix for non GAAP reconciliations.

Source: S&P Global Market Intelligence

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Strategic Focus 25 ▪ "Table Stakes" – Asset Quality – Regulatory Compliance ▪ Internal revenue opportunities ▪ Efficiency initiatives ▪ Branding in new markets and product enhancements ▪ Acquisitions – Traditional banking – enhance current footprint and consider expanding into adjoining states (inside - out strategy) – Non - banking – trust, investments, insurance and credit card

Why Simmons First? 26 ▪ Multiple paths to potential above - average earnings growth – M&A accretion, cost savings and revenue enhancements – Continued efficiency initiatives – Organic legacy loan growth ▪ Experienced and deep management ▪ Exceptional balance sheet ▪ Consistent historical earnings performance ▪ Attractive dividend yield and total shareholder return Committed to delivering a sophisticated and diverse range of products with the service level of a community bank

Appendix 27

Non-GAAP Reconciliations

$ in thousands	2015	2016	2017	Q3 2017	Q3 2018	YTD 2017	YTD 2018
Calculation of Core Return on Average Assets							
Net income available to common stockholders	$ 74,107	$ 96,790	$ 92,940	$ 28,852	$ 55,193	$ 74,037	$ 160,067
Net non-core items, net of taxes, adjustment	15,515	4,619	26,109	(1,106)	1,311	2,994	3,715
Core earnings	$ 89,622	$ 101,409	$ 119,049	$ 27,746	$ 56,504	$ 77,031	$ 163,782
Average total assets	$ 7,164,788	$ 7,760,233	$ 10,074,951	$ 9,175,607	$ 16,040,884	$ 8,800,675	$ 15,573,762
Return on average assets	1.03%	1.25%	0.92%	1.25%	1.37%	1.12%	1.37%
Core return on average assets	1.25%	1.31%	1.18%	1.20%	1.40%	1.17%	1.41%
Calculation of Return on Tangible Common Equity							
Net income available to common stockholders	$ 74,107	$ 96,790	$ 92,940	$ 28,852	$ 55,193	$ 74,037	$ 160,067
Amortization of intangibles, net of taxes	2,972	3,611	4,659	1,048	2,027	2,934	6,180
Total income available to common stockholders	$ 77,079	$ 100,401	$ 97,599	$ 29,900	$ 57,220	$ 76,971	$ 166,247
Net non-core items, net of taxes	15,515	4,619	26,109	(1,106)	1,311	2,994	3,715
Core earnings	89,622	101,409	119,049	27,746	56,504	77,031	163,782
Amortization of intangibles, net of taxes	2,972	3,611	4,659	1,048	2,027	2,934	6,180
Total core income available to common stockholders	$ 92,594	$ 105,020	$ 123,708	$ 28,794	$ 58,531	$ 79,965	$ 169,962
Average common stockholders' equity	$ 938,521	$ 1,105,775	$ 1,390,815	$ 1,255,694	$ 2,176,565	$ 1,210,487	$ 2,138,818
Average intangible assets:							
Goodwill	(281,133)	(332,974)	(455,453)	(378,387)	(845,687)	(363,383)	(845,180)
Other intangibles	(42,104)	(51,710)	(68,896)	(57,232)	(95,576)	(53,941)	(99,448)
Total average intangibles	(323,237)	(384,684)	(524,349)	(435,619)	(941,263)	(417,324)	(944,628)
Average tangible common stockholders' equity	$ 615,284	$ 721,091	$ 866,466	$ 820,075	$ 1,235,302	$ 793,163	$ 1,194,190
Return on average common equity	7.90%	8.75%	6.68%	9.12%	10.06%	8.18%	10.01%
Return on tangible common equity (non-GAAP)	12.53%	13.92%	11.26%	14.47%	18.38%	12.97%	18.61%
Core return on average common equity (non-GAAP)	9.55%	9.17%	8.56%	8.77%	10.30%	8.51%	10.24%
Core return on tangible common equity (non-GAAP)	15.05%	14.56%	14.28%	13.93%	18.80%	13.48%	19.03%

28

Non-GAAP Reconciliations

$ in thousands	2013	2014	2015	2016	2017	Q3 2017	Q3 2018	YTD 2017	YTD 2018
Calculation of Core Earnings									
Net income	$ 23,231	$ 35,688	$ 74,107	$ 96,790	$ 92,940	$ 28,852	$ 55,193	$ 74,037	$ 160,067
Non-core items									
Early termination agreements (temp)	-	-	2,209	-	-	-	-	-	-
Gain on sale of Merchant services	-	(1,000)	-	-	-	-	-	-	-
Gain on sale of banking operations	-	-	(2,110)	-	-	-	-	-	-
Gain from early retirement of TRUPS	-	-	-	(594)	-	-	-	-	-
Gain on sale of P&C insurance business	-	-	-	-	(3,708)	(3,708)	-	(3,708)	-
Loss on FDIC LS termination/Gain on FDIC-assisted transactions	-	-	7,476	-	-	-	-	-	-
Donation to Simmons Foundation	-	-	-	-	5,000	-	-	-	-
Merger related costs	6,376	7,470	13,760	4,835	21,923	752	804	7,879	3,980
Change-in-control payments	-	885	-	-	-	-	-	-	-
(Gain) loss on sale of securities	193	-	-	-	-	-	-	-	-
Branch right sizing	641	(3,059)	3,144	3,359	169	435	970	53	1,049
Charter consolidation costs	-	652	-	-	-	-	-	-	-
Tax Effect(1)	(2,829)	(1,929)	(8,964)	(2,981)	(8,746)	1,415	(463)	(1,230)	(1,314)
Net non-core items (before SAB 118 adjustment)	4,381	3,019	15,515	4,619	14,638	(1,106)	1,311	2,994	3,715
SAB 118 adjustment(2)	-	-	-	-	11,471	-	-	-	-
Core earnings (non-GAAP)	$ 27,612	$ 38,707	$ 89,622	$ 101,409	$ 119,049	$ 27,746	$ 56,504	$ 77,031	$ 163,782

(1) Effective tax rate of 26.135% for 2018 and 39.225% for prior periods, adjusted for non-deductible merger-related costs and deferred tax items on P&C insurance sale.

(2) Tax adjustment to revalue deferred tax assets and liabilities to account for the future impact of lower corporate tax.

29

Non-GAAP Reconciliations

$ per Share	2013	2014	2015	2016	2017	Q3 2017	Q3 2018	YTD 2017	YTD 2018
Calculation of Diluted Earnings per Share (EPS)									
Diluted earnings per share	$ 0.71	$ 1.05	$ 1.31	$ 1.56	$ 1.33	$ 0.44	$ 0.59	$ 1.16	$ 1.72
Non-core items									
Early termination agreements (temp)	-	-	0.04	-	-	-	-	-	-
Gain on sale of Merchant services	-	(0.03)	-	-	-	-	-	-	-
Gain on sale of banking operations	-	-	(0.04)	-	-	-	-	-	-
Gain from early retirement of TRUPS	-	-	-	(0.01)	-	-	-	-	-
Gain on sale of P&C insurance business	-	-	-	-	(0.04)	(0.06)	-	(0.06)	-
Loss on FDIC LS termination/Gain on FDIC-assisted transactions	-	-	0.14	-	-	-	-	-	-
Donation to Simmons Foundation	-	-	-	-	0.07	-	-	-	-
Merger related costs	0.19	0.22	0.25	0.08	0.31	0.01	0.01	0.12	0.04
Change-in-control payments	-	0.03	-	-	-	-	-	-	-
(Gain) loss on sale of securities	0.01	-	-	-	-	-	-	-	-
Branch right sizing	0.02	(0.08)	0.06	0.06	-	0.01	0.01	-	0.01
Charter consolidation costs	-	0.02	-	-	-	-	-	-	-
Tax effect[1]	(0.09)	(0.07)	(0.17)	(0.05)	(0.13)	0.03	-	(0.02)	(0.01)
Net non-core items (before SAB 118 adjustment)	0.13	0.09	0.28	0.08	0.21	(0.01)	0.02	0.04	0.04
SAB 118 adjustment[2]	-	-	-	-	0.16	-	-	-	-
Diluted core earnings per share (non-GAAP)	$ 0.84	$ 1.14	$ 1.59	$ 1.64	$ 1.70	$ 0.43	$ 0.61	$ 1.20	$ 1.76

Note: Per share information has been adjusted to reflect the effects of the Company's two-for-one stock split, which occurred on February 8, 2018.

(1) Effective tax rate of 26.135% for 2018 and 39.225% for prior periods, adjusted for non-deductible merger-related costs and deferred tax items on P&C insurance sale.

(2) Tax adjustment to revalue deferred tax assets and liabilities to account for the future impact of lower corporate tax.

30

Non-GAAP Reconciliations

$ in thousands	2015	2016	2017	Q3 2017	Q3 2018	YTD 2017	YTD 2018
Calculation of Efficiency Ratio							
Non-interest expense	$ 256,970	$ 255,085	$ 312,379	$ 66,159	$ 100,253	$ 203,889	$ 296,833
Non-core non-interest expense adjustment	(18,747)	(8,435)	(27,357)	(862)	(1,774)	(8,197)	(5,029)
Other real estate and foreclosure expense adjustment	(4,861)	(4,389)	(3,042)	(1,071)	(538)	(2,177)	(2,940)
Amortization of intangibles adjustment	(4,889)	(5,942)	(7,666)	(1,724)	(2,745)	(4,827)	(8,367)
Efficiency ratio numerator	$ 228,473	$ 236,319	$ 274,314	$ 62,502	$ 95,196	$ 188,688	$ 280,497
Net-interest income	$ 278,595	$ 279,206	$ 354,930	$ 78,819	$ 142,968	$ 228,011	$ 414,771
Non-interest income	94,661	139,382	138,765	36,332	33,725	102,136	109,308
Non-core non-interest income adjustment	5,731	(835)	(3,972)	(3,383)	-	(3,972)	-
Fully tax-equivalent adjustment	8,517	7,722	7,723	1,751	1,393	5,798	3,831
(Gain) loss on sale of securities	(307)	(5,848)	(1,059)	(3)	(54)	(2,302)	(53)
Efficiency ratio denominator	$ 387,197	$ 419,627	$ 496,387	$ 113,516	$ 178,032	$ 329,671	$ 527,857
Efficiency ratio[1]	59.01%	56.32%	55.27%	55.06%	53.47%	57.25%	53.14%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.

31

Non-GAAP Reconciliations

$ in thousands, except per share and share count	2015	2016	2017	Q3 2017	Q3 2018	YTD 2017	YTD 2018
Calculation of Core Net Interest Margin							
Net interest income	$ 278,595	$ 279,206	$ 354,930	$ 78,819	$ 142,968	$ 228,011	$ 414,771
Fully tax-equivalent adjustment	8,517	7,722	7,723	1,751	1,393	5,798	3,831
Fully tax-equivalent net interest income	287,112	286,928	362,653	80,570	144,361	233,809	418,602
Total accretable yield	(46,131)	(24,257)	(27,793)	(2,890)	(10,006)	(12,109)	(31,413)
Core net interest income	$ 240,981	$ 262,671	$ 334,860	$ 77,680	$ 134,355	$ 221,700	$ 387,189
Average earning assets	$ 6,305,966	$ 6,855,322	$ 8,908,418	$ 8,182,292	$ 14,373,253	$ 7,829,548	$ 13,837,639
Net interest margin	4.55%	4.19%	4.07%	3.91%	3.98%	3.99%	4.04%
Core net interest margin (non-GAAP)	3.82%	3.83%	3.76%	3.77%	3.71%	3.79%	3.74%

	September 30, 2018
Calculation of Tangible Book Value per Share	
Total common stockholders' equity	$ 2,183,319
Intangible assets:	
Goodwill	(845,687)
Other intangible assets	(93,975)
Total intangibles	(939,662)
Tangible common stockholders' equity	$ 1,243,657
Shares of common stock outstanding	92,291,070
Book value per common share	$ 23.66
Tangible book value per common share (non-GAAP)	$ 13.48

Stock Price as of October 26, 2018	$ 25.48
Price / Book Value per Share	1.1x
Price / Tangible Book Value per Share	1.9x

Note: Per share information has been adjusted to reflect the effects of the Company's two-for-one stock split, which occurred on February 8, 2018.

32

33

November 13, 2018 Nasdaq: SFNC Acquisition of Reliance Bancshares, Inc.

Forward - Looking Statements and Non - GAAP Financial Measures Certain statements contained in this presentation may not be based on historical facts and are “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward - looking statements may be identified by reference to a future period(s) or by the use of forward - looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward - looking statements include, without limitation, those relating to the Company’s future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non - interest revenue, market conditions related to the Company’s common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company’s financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition. Readers are cautioned not to place undue reliance on the forward - looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward - looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company’s operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, the ability to obtain regulatory approvals and meet other closing conditions to the acquisition, including approval by the shareholders of Reliance Bancshares , Inc. (“ RLBS ”) on the expected terms and schedule, delay in closing the acquisition, difficulties and delays in integrating the RLBS business or fully realizing cost savings and other benefits of the acquisition, business disruption following the acquisition, changes in interest rates and capital markets, inflation, customer acceptance of the Company’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Any forward - looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date of this Report. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose s only, are not forecasts and may not reflect actual results. Non - GAAP Financial Measures This document contains financial information determined by methods other than in accordance with generally accepted accountin g p rinciples (GAAP). The company’s management uses these non - GAAP financial measures in their analysis of the company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax - exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies. 35

Important Additional Information and Where to Find It In connection with the proposed merger, Simmons First National Corporation "SFNC" will file with the SEC a Registration Statement on Form S - 4 that will include a proxy statement of RLBS , and a prospectus of SFNC, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF RLBS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY SFNC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement/prospectus, as well as other filings containing information about SFNC, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by SFNC. You will also be able to obtain these documents, when they are filed, free of charge, from SFNC at www.simmonsbank.com under the heading “Investor Relations”. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: Stephen C. Massanelli , Investor Relations Officer, Telephone: (870) 541 - 1000 or to Reliance Bancshares, Inc., 10401 Clayton Road, Frontenac, Missouri 63131, Attention: Allan Ivie , Telephone: (314) 569 - 7209. SFNC, RLBS, and certain of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SFNC, and their respective ownership of SFNC common stock, is set forth in the proxy statement for SFNC’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 14, 2018. Additional information regarding all of the participants in the solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 36

OK SC KY TN MO CO AR Lincoln Kansas City Jefferson City Tulsa Houston San Antonio Austin Tampa Knoxville Chattanooga Nashville Atlanta Memphis St. Louis Springfield Wichita Denver Little Rock Dallas New Orleans Oklahmoa City AL FL GA IL IN IA KS LA MS NE NM NC OH TX VA WV El Paso Charlotte Cincinnati Omaha Colorado Springs Louisville Birmingham Des Moines Indianapolis Raleigh Source: S&P Global Market Intelligence (1) As of 9/30/18, excludes purchase accounting adjustments (2) As of 6/30/18 Pro Forma Franchise Highlights SFNC Branches (191) RLBS Branches (22) AR 45% CO <1% IL 1% KS 1% MO 16% OK 10% TN 15% TX 12% Deposits by State (2) Pro Forma Highlights (1) AR 49% CO <1% KS 2% MO 9% OK 11% TN 16% TX 13% SFNC Standalone Pro Forma 37 Assets: $17.8 bn Loans: 13.0 bn Deposits: 13.3 bn Market Cap: 2.7 bn Branches: 213

Source: S&P Global Market Intelligence Data as of or for the three months ended 9/30/18; deposit data as of 6/30/18 Note: Core deposits defined as total deposits less jumbo time deposits greater than $250, 000 (1) Includes all banks operating in the St. Louis MSA with 6/30/18 assets greater than $1.0 billion and 6/30/18 deposits exclusi vely in the St. Louis MSA (excludes financial service companies) Overview of Reliance Bancshares, Inc. (OTC Pink: RLBS) RLBS Footprint • Founded in 1999 • Headquartered in Frontenac , Missouri with a 22 branch footprint • Second largest community bank operating exclusively in St. Louis (1) Headquarters Year Established Branches Chairman of the Board Frontenac, Missouri 1999 22 Thomas H. Brouster Total Assets ($mm) Total Loans & Leases (Incl. HFS) ($mm) Total Deposits ($mm) Loans / Deposits % Core Deposits $ 1 , 513 1, 098 1, 186 92.6% 89.5 % ROAA R O A T C E Net Interest Margin Efficiency Ratio 0.87% 10.75% 2 . 76% 60.4 % NPAs / Assets NPAs / Loans + O REO Reserves / Loans 0. 69% 0. 94% 1.02% Franchise Overview Financial Highlights RLBS (22) Top Banks Headqurtered in St. Louis MSA Assets % of Franchise in Rank Company Name ($mm) St. Louis, MSA 1 FB Corporation $6,207 43% 2 Enterprise Financial Services Corp 5,510 76 3 Midwest BankCentre, Inc. 1,896 100 4 Reliance Bancshares, Inc. 1,513 100 5 Cass Commercial Bank 848 100 6 Royal Bancshares, Inc. 708 100 7 Diamond Bancorp, Inc. 676 100 8 Delta Bancshares Company 625 100 9 Midwest Regional Bancorp, Inc. 618 88 10 First Illinois Bancorp, Inc. 532 100 38

Strategic Acquisition

Financially Attractive

- Expecting mid single-digit EPS accretion
- Estimating tangible book value earnback of less than 3.5 years
- Expecting IRR greater than 20%
- Deploys capital while maintaining strong capital ratios

Low Risk Profile

- In-market transaction
- Extensive due diligence performed
- Familiar market and complements our excellent commercial banking team in St. Louis
- Outstanding CRA rating

Strategic Value

- Builds meaningful scale in attractive St. Louis MSA
- Creates a top 10 deposit franchise in Missouri
- Strong retail footprint with a sticky deposit base
- Opportunity to expand relationships with RLBS customers

Note: FDIC deposit data as of 6/30/18

39

Source: S&P Global Market Intelligence Data as of 6/30 of each respective year (1) Over 500,000 residents in the metropolitan statistical area (2) Under 500,000 residents in the metropolitan statistical area Diversifying and Improving Position in Key Markets 50% 50% 44% 56% 34% 66% Metro Markets (1) Community Markets (2) Metro Markets (1) Community Markets (2) Metro Markets (1) Community Markets (2) 40

7,576 2,960 2,810 2,543 2,187 2,158 1,956 1,407 1,352 1,000 887 745 648 554 468 0.0 2,000 4,000 6,000 8,000 SFNC Metro Markets of Operation Top 15 Largest Markets of Operation by Population (000s) Source: S&P Global Market Intelligence Data as of 6/30/18 41 Reliance Bank

Solidifying Our Presence in St. Louis

St. Louis, MO – IL MSA


Calhoun
Macoupin
Lincoln
Jersey
Madison
Bond
Warren
St. Charles
St. Louis County
St. Louis City
Clinton
St. Clair
Franklin
Jefferson
Monroe
Median 2019 HHI ($)
$69,000 – $88,000
$62,000 – $68,999
$58,000 – $61,999
$43,000 – $57,999
SFNC Branches (3)
RLBS Branches (22)

- Establishes SFNC as the **#6** regional bank in Missouri(1)
- Adds 22 branches to SFNC's St. Louis footprint

St. Louis, MO – IL MSA Deposit Market Share

Rank	Regional Bank Rank (1)	Institution	Deposits ($mm)	Market Share	Branches
1	--	U.S. Bancorp	$13,574	18.59 %	117
2	--	Bank of America Corp.	11,517	15.77	48
3	1	Commerce Bancshares Inc.	6,521	8.93	45
4	2	Enterprise Financial Services Corp	3,251	4.45	23
5	--	Regions Financial Corp.	3,210	4.40	68
6	3	First Busey Corp.	2,495	3.42	32
7	--	PNC Financial Services Group Inc.	2,419	3.31	41
8	4	FB Corp.	2,232	3.06	46
9	--	Bank of Montreal	1,497	2.05	15
10	5	Midwest BankCentre, Inc.	1,384	1.89	19
12	7	Pro Forma	1,308	1.79	25
14	9	Reliance Bancshares Inc.	1,171	1.60	22
60	53	Simmons First National Corp.	137	0.19	3

Missouri Deposit Market Share

Rank	Regional Bank Rank (1)	Institution	Deposits ($mm)	Market Share	Branches
1	--	U.S. Bancorp	$17,682	11.87 %	231
2	--	Bank of America Corp.	16,316	10.96	74
3	1	Commerce Bancshares Inc.	14,762	9.91	108
4	2	UMB Financial Corp.	12,731	8.55	46
5	3	Central Banco. Inc.	8,356	5.61	122
6	4	Enterprise Financial Services Corp	3,346	2.25	25
7	5	Great Southern Bancorp Inc.	2,485	1.67	67
8	--	Regions Financial Corp.	2,468	1.66	63
9	--	PNC Financial Services Group Inc.	2,337	1.57	36
	6	Pro Forma	2,080	1.40	44
10	6	First State Bancshares Inc.	2,023	1.36	53
21	16	Simmons First National Corp.	1,080	0.73	26
23	18	Reliance Bancshares Inc.	1,000	0.67	18

Source: S&P Global Market Intelligence
Deposit data as of 6/30/18; pro forma for announced transactions
(1) Banks with under $25bn in total assets are considered regional

42

St. Louis, MO Market Overview Source: S&P Global Market Intelligence, St. Louis Regional Chamber of Commerce, St. Louis Business Journal, Bureau of Labor S ta tistics Demographic data deposit weighted by county as of 6/30/18 (1) Based on 8/30/18 Bureau of Labor Statistics U.S. seasonally adjusted figure of 3.9% and St. Louis preliminary, not seasonall y adjusted figure of 3.6% St. Louis Market Highlights Demographic Highlights Major Area Employers • 16 Fortune 1000 Companies • 49 companies listed in Inc. magazine’s 5,000 Fastest - Growing Private Companies in 2017 – 22 St. Louis - based firms ranked in the top 2,000 • Over 30 four - year colleges and universities • Lowest cost of living of the top 20 Metropolitan Areas in the United States • Economic strengths include central location, infrastructure capacity and favorable cost structure • Unemployment 30 basis points lower than the national average (1) SFNC RLBS U.S. Median Household Income '19 ($) $53,022 $76,228 $68,744 Projected Household Income Growth '19 - '24 (%) 7.4% 8.0% 8.8% 43

Pricing data based on SFNC’s closing price of $27.22 as of 11/12/18 (1) Based on RLB’s tangible equity of $134.0 million as of 9/30/18 (inclusive of $42.1 million of preferred equity and $5.5 milli on convertible debentures with $0.50 conversion price) (2) Based on RLBS’s tangible common equity of $91.9 million as of 9/30/18 (inclusive of $5.5 million convertible debentures with $0. 50 conversion price) (3) Based on RLBS’s pre - tax net income tax - affected at 35% for the three months ended 12/31/17 and 21% for the nine months ended 9/3 0/18, respectively, less preferred dividends Transaction Overview • 159% of T angible Equity (1) • 187% of Tangible Common Equity (2) • 22.1 LTM earnings (3) • 12.0 x LTM earnings (including cost saves) (3) • 7.5% core deposit premium Transaction Mu l t i p les • Simmons First National Corporation (“SFNC”) to acquire 100% of the common stock of Reliance Bancshares , Inc. ( "RLBS” ), the holding company for Reliance Bank • RLBS preferred stock series A, B & C to be converted to SFNC preferred stock series A, B & C, respectively • Simultaneously with the holding company transaction, Reliance Bank is expected to be merged into Simmons Bank Structure • Customary regulatory approval s • RLBS shareholder approval • Satisfaction of other closing conditions • Expected closing in the 2 nd Quarter of 201 9 Required Approvals & Closing • Fixed cash consideration: • Fixed stock consideration: • Implied consideration mix: $ 62.7 million 4.0 million shares of SFNC stock ~ 63 % stock and 37 % cash Purchase Price 44

Comprehensive Credit Due Diligence • Comprehensive credit due diligence process to review RLBS ’s loan and OREO portfolios • Experienced loan review team, which has a good understanding of borrowers and local markets • Reviewed 92% of the $1.1 billion loan portfolio • Estimated Loan Credit Mark of $12.7 million or 113% of current ALLL • Estimated Loan Interest Mark of $21.0 million, accreted over ~4 years • Reviewed 100% of OREO balances 45

Key Transaction Assumptions Cost Savings • Expected non - interest expense savings of 30%, with 66% being achieved during 2019 and 100% thereafter Revenue Enhancements • None included in projections One - time Merger Related Cost • Approximately $6.4 million pre - tax (expected) Loan Mark • $12.7 million loan credit mark; 1.1% of loans • $21.0 million loan interest rate mark OREO Mark • $3.6 million (34%) Core Deposit Intangible • 2.25%, 15 year straight - line amortization (estimated) Operation and Conversion • Reliance Bank will be merged, converted and integrated into Simmons Bank during Q2 - 2019 Other Considerations • Repayment or exchange of all preferred equity • Conversion of convertible debentures 46

Transaction Overview 47 Key Transaction Impacts (Expected) Capital Impact SFNC 9/30/18 Pro Forma 2019E / 2020E EPS Accretion IRR TBV Dilution (%) TBV Earnback Period TCE / TA Tier 1 Leverage Ratio Common Equity Tier 1 Ratio Tier 1 Risk - Based Capital Ratio Total Risk - Based Capital Ratio ~4% / ~6% ~20% ~(3.5%) Less than 3.5 years 8.1% 7.8% 8.7% 8.3% 9.8% 9.3% 9.8% 9.3% 13.1% 12.2% Consideration: 63% Stock and 37% Cash

Proven Acquiror and Integrator 2013 - 2014 2016 2017 2015 2019 Metropolitan National Bank Arkansas Total Assets $920,000,000 November 2013 Delta Trust & Banking Corp. Arkansas Total Assets $420,000,000 August 2014 Community First Bancshares Tennessee Total Assets $1,915,000,000 February 2015 Liberty Bancshares, Inc. Missouri Total Assets $1,065,000,000 February 2015 Trust Company of the Ozarks Missouri Assets Under Management $1,000,000,000 October 2015 Citizens National Bank Tennessee Total Assets $585,000,000 September 2016 Hardeman County Investments Tennessee Total Assets $462,000,000 May 2017 Southwest Bancorp, Inc. Oklahoma Total Assets $2,468,000,000 October 2017 First Texas BHC, Inc. Texas Total Assets $2,019,000,000 October 2017 Reliance Bancshares, Inc. Missouri Total Assets $1,513,000,000 Announced November 2018 48

Summary • Pro forma assets of $1 7 . 8 billion ; 64 th largest bank in the country • Top 10 deposit franchise in Missouri and St. Louis • In - line with in - market expansion strategy • Strong St. Louis franchise with excellent retail footprint • Financially attractive to combined shareholder base • Familiar market and complements our excellent commercial banking team in St. Louis • We remain well - positioned for future opportunities 49

Supplemental Information 50

14% 17% 4% 10% 28% 18% 7% 13% 17% 5% 11% 31% 16% 7% 8% 6% 8% 9% 60% 7% 2% Source: S&P Global Market Intelligence Data bank level as of or for the three months ended 9/30/18 Pro Forma Loan Composition 3 % Yield on Total Loans: 5.58 % Yield on Total Loans: 4. 18 % SFNC RLBS Pro Forma Loans ($mm) Loans ($mm) Loans ($mm) C&D $1,709 14.4% 1-4 Family 2,053 17.2 Multifamily 481 4.0 Owner-Occupied CRE 1,250 10.5 Non Owner-Occupied CRE 3,373 28.3 C&I 2,172 18.2 Consumer & Other 869 7.3 Gross Loans & Leases $11,907 100.0 % C&D $103 9.3% 1-4 Family 69 6.3 Multifamily 82 7.5 Owner-Occupied CRE 100 9.1 Non Owner-Occupied CRE 652 59.3 C&I 74 6.8 Consumer & Other 19 1.7 Gross Loans & Leases $1,098 100.0 % C&D $1,811 13.9% 1-4 Family 2,122 16.3 Multifamily 563 4.3 Owner-Occupied CRE 1,350 10.4 Non Owner-Occupied CRE 4,024 30.9 C&I 2,247 17.3 Consumer & Other 888 6.8 Gross Loans & Leases $13,005 100.0% 51

3% 2% 59% 25% 10% 10% 2% 68% 15% 6% Pro Forma Deposit Composition 3 % Cost of Deposits : 0.82 % Cost of Deposits : 0 .87 % SFNC RLBS Pro Forma Deposits ($mm) Deposits ($mm) Deposits ($mm) 9% 2% 67% 16% 6% Source: S&P Global Market Intelligence Data bank level as of or for the three months ended 9/30/18 Demand Deposits $1,175 9.5 % NOW Accounts 270 2.2 Money Market & Savings 8,326 67.7 Retail Time Deposits 1,831 14.9 Jumbo Time Deposits 703 5.7 Total Deposits $12,304 100.0 % Demand Deposits $38 3.2 % NOW Accounts 27 2.2 Money Market & Savings 699 58.9 Retail Time Deposits 299 25.2 Jumbo Time Deposits 124 10.5 Total Deposits $1,186 100.0 % Demand Deposits $1,212 9.0 % NOW Accounts 297 2.2 Money Market & Savings 9,024 66.9 Retail Time Deposits 2,130 15.8 Jumbo Time Deposits 827 6.1 Total Deposits $13,490 100.0% 52

Dollars in thousands Source: S&P Global Market Intelligence Data as of 6/30/18 Pro Forma Deposit Composition by State 3 % SFNC RLBS Pro Forma Deposits ($mm) Deposits ($mm) Deposits ($mm) 15% 85% 49% <1% 2% 9% 11% 16% 13% Arkansas $5,960 49.0% Colorado 56 0.5 Kansas 210 1.7 Missouri 1,080 8.9 Oklahoma 1,304 10.7 Tennessee 1,959 16.1 Texas 1,597 13.1 Total Deposits $12,166 100.0% Arkansas $5,960 44.7% Colorado 56 0.4 Illinois $171 1.3 Kansas 210 1.6 Missouri 2,080 15.6 Oklahoma 1,304 9.8 Tennessee 1,959 14.7 Texas 1,597 12.0 Total Deposits $13,337 100.0% Illinois $171 14.6% Missouri 1,000 85.4 Total Deposits $1,171 100.0% 45% <1% 1% 1% 16% 10% 15% 12% 53

$914 $1,015 $1,163 $1,215 $1,295 $1,412 $1,513 $400 $700 $1,000 $1,300 $1,600 2012 2013 2014 2015 2016 2017 Q3 '18 Source: S&P Global Market Intelligence Data as of 12/31 each respective year; Q3 ’18 data as of 9/30/18 Reliance Bank Historical Balance Sheet Growth Assets ($mm) Deposits ($mm) Loans / Deposits (%) Loans ($mm) 54 $555 $654 $728 $779 $865 $991 $1,098 $400 $600 $800 $1,000 $1,200 2012 2013 2014 2015 2016 2017 Q3 '18 $772 $839 $896 $941 $988 $1,097 $1,186 $600 $800 $1,000 $1,200 $1,400 2012 2013 2014 2015 2016 2017 Q3 '18 71.9% 78.0% 81.2% 82.9% 87.5% 90.3% 92.6% 0.0% 25.0% 50.0% 75.0% 100.0% 2012 2013 2014 2015 2016 2017 Q3 '18

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